EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bitcoin Shop, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles Allen, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2014	By:	/s/Charles Allen
Charles Allen
Its: Chief Executive Officer, Chief Financial Officer and Director (Principal Executive Officer and Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Bitcoin Shop, Inc. and will be retained by Bitcoin Shop, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.